EXHIBIT 99.1

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

REPORT OF REGISTERED INDEPENDENT AUDITORS

To the Board of Directors and Stockholders
of Extreme Mobile Coatings, Inc.:

We have audited the accompanying balance sheet of Extreme Mobile Coatings, Inc. (a Delaware corporation in the development stage and formerly A&C Coatings, LLC) as of December 31, 2007, and the related statements of operations, stockholders’ (deficit), and cash flows for period ended December 31, 2007, and from inception (February 2, 2007) through December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Extreme Mobile Coatings, Inc. as of December 31, 2007, and the results of its operations and its cash flows for the period ended December 31, 2007, and from inception (February 2, 2007) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of December 31, 2007, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Respectfully submitted,

/S/ Davis Accounting Group P.C.

Cedar City, Utah,
September 12, 2008.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET (NOTE 2)
AS OF DECEMBER 31, 2007

ASSETS
2007
Current Assets:
Cash in bank	$9,057

Total current assets	9,057

Property and Equipment:
Office and computer equipment	5,514
Less - Accumulated depreciation	(539)

Net property and equipment	4,975

Other Assets:
License agreement, net of accumulated amortization of $2,421	49,502
Servicemark, net of accumulated amortization of $17	974

Net property and equipment	50,476

Total Assets	$64,508

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
Current portion of long-term debt	$71,280
Accounts payable - Trade	12,500
Accrued liabilities	13,636
Due to related parties - Stockholders	27,280

Total current liabilities	124,696

Long-term Debt, less current portion:
Bank loan	284,506

Total long-term debt	284,506

Total liabilities	409,202

Commitments and Contingencies

Stockholders' (Deficit):
Common stock, $0.001 par value, 20,000,000 shares
authorized; 12,891,218 shares issued and outstanding	12,891
Additional paid-in capital	64,032
(Deficit) accumulated during the development stage	(421,617)

Total stockholders' (deficit)	(344,694)

Total Liabilities and Stockholders' (Deficit)	$64,508

The accompanying notes to financial statements are
an integral part of this balance sheet.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS (NOTE 2)
FOR THE PERIOD ENDED DECEMBER 31, 2007, AND
CUMULATIVE FROM INCEPTION (FEBRUARY 2, 2007)
THROUGH DECEMBER 31, 2007

	Period Ended	Cumulative
	December 31,	From
	2007	Inception

Revenues	$-	$-

Expenses:
General and administrative	40,198	40,198
Depreciation and amortization	2,977	2,977

Total expenses	43,175	43,175

(Loss) from Operations	(43,175)	(43,175)

Other Income (Expense)
Interest expense	(21,641)	(21,641)
Loss on asset purchase agreement	(356,801)	(356,801)

Total other Income (Expense)	(378,442)	(378,442)

Provision for income taxes	-	-

Net (Loss)	$(421,617)	$(421,617)

(Loss) Per Common Share:
(Loss) per common share - Basic and Diluted	$(0.03)

Weighted Average Number of Common Shares
Outstanding - Basic and Diluted	12,891,218

The accompanying notes to financial statements are
an integral part of these statements.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' (DEFICIT) (NOTE 2)
FOR THE PERIOD FROM INCEPTION (FEBRUARY 2, 2007)
THROUGH DECEMBER 31, 2007

				(Deficit)
				Accumulated
			Additional	During the
	Common stock		Paid-in	Development
Description	Shares	Amount	Capital	Stage	Totals
Balance - February 2, 2007	-	$-	$-	$-	$-

Issuance of common stock for cash	8,379,292	8,379	41,621	-	50,000

Issuance of common stock for License agreement	4,511,926	4,512	22,411	-	26,923

Net (loss) for the period	-	-	-	(421,617)	(421,617)

Balance - December 31, 2007	12,891,218	$12,891	$64,032	$(421,617)	$(344,694)

The accompanying notes to financial statements are
an integral part of this statement.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS (NOTE 2)
FOR THE PERIOD ENDED DECEMBER 31, 2007, AND
CUMULATIVE FROM INCEPTION (FEBRUARY, 2007)
THROUGH DECEMBER 31, 2007

	Period Ended	Cumulative
	December 31,	From
	2007	Inception
Operating Activities:
Net (loss)	$(421,617)	$(421,617)
Adjustments to reconcile net (loss) to net cash
(used in) operating activities:
Depreciation and amortization	2,977	2,977
Loss on asset purchase agreement	356,801	356,801
Changes in net liabilities-
Accounts payable - Trade	12,500	12,500
Accrued liabilities	13,636	13,636

Net Cash (Used in) Operating Activities	(35,703)	(35,703)

Investing Activities:
Purchases of office and computer equipment	(5,514)	(5,514)
Asset purchase agreement	(360,000)	(360,000)
Partial repayment of purchase price - Asset purchase agreement	3,199	3,199
License agreement	(25,000)	(25,000)
Trademark	(991)	(991)

Net Cash (Used in) Investing Activities	(388,306)	(388,306)

Financing Activities:
Proceeds from Bank loan	400,000	400,000
Payments of principal on Bank loan	(44,214)	(44,214)
Issuance of common stock for cash	50,000	50,000
Due to related parties - Stockholders	27,280	27,280

Net Cash Provided by Financing Activities	433,066	433,066

Net Increase in Cash	9,057	9,057

Cash - Beginning of Period	-	-

Cash - End of Period	$9,057	$9,057

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for:
Interest	$21,641	$21,641
Income taxes	$-	$-

Supplemental Information of Noncash Investing and Financing Activities:
Effective February 2, 2007, the Company issued 4,511,926 shares (post forward stock split) of its common stock in connection with a master licensing agreement with XIOM Corp. valued at $26,923.

The accompanying notes to financial statements are
an integral part of these statements.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

(1)	Summary of Significant Accounting Policies

 Basis of Presentation and Organization

Extreme Mobile Coatings, Inc. (“Extreme” or the “Company” and formerly A&C Coatings, LLC) is a Delaware corporation in the development stage. The Company was originally organized under the laws of the State of Delaware on February 2, 2007, as A&C Coatings, LLC, a Delaware limited liability company. On January 25, 2008, the Company filed a certificate of conversion with the State of Delaware that converted the Company from a Delaware limited liability company to a Delaware corporation. The business plan of Extreme is to establish franchises to market, use, and sell coating products and equipment licensed from XIOM Corp. The accompanying financial statements of Extreme were prepared from the accounts of the Company under the accrual basis of accounting. In addition, the accompanying financial statements reflect the change from a limited liability company to a corporation, which was effected on January 25, 2008. This change in entity has been treated as a recapitalization of the financial statements with the historical financial statements of A&C Coatings, LLC being brought over at their historical basis. Expenses of the recapitalization have been expensed as incurred.

 Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

 License Agreement

The Company capitalizes the costs incurred to acquire franchise rights. Such costs are amortized over the remaining useful life of the related rights (see Note 3).

Servicemark

The Company obtained a servicemark from the State of Kentucky effective December 26, 2007, and registered it with the U.S. Patent and Trademark Office. The servicemark covers the name “Extreme Mobile Coating.” The cost of obtaining the servicemark has been capitalized by the Company, and is being amortized over a period of five years.

 Revenue Recognition

Extreme is in the development stage and has yet to realize revenues from planned operations. It plans to realize revenues from the development and sale of franchises and licensed products and equipment. Revenues will be recognized for financial reporting purposes when delivery has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by the customer, the fee is fixed or determinable, and collection of the related receivable is probable.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Impairment of Long-Lived Assets

Extreme evaluates the recoverability of long-lived assets and the related estimated remaining lives at each balance sheet date. Extreme records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed. For the period ended December 31, 2007, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

 Loss Per Common Share

Basic loss per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the period ended December 31, 2007.

Income Taxes

For the period ended December 31, 2007, and through January 25, 2008, Extreme was a partnership for income tax purposes. Income from the Company is combined with the income and expenses of the members from other sources and reported in the members’ individual federal and state income tax returns. The Company is not a taxpaying entity for federal and state income tax purposes, therefore, no income tax expense has been recorded in the financial statements. Income of the Company is taxed to the members on their respective income tax returns.

Subsequent to January 25, 2008, the Company became a corporation for income tax purposes. As such, the Company will account for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes (“SFAS 109”). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

 Fair Value of Financial Instruments

Extreme estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of December 31, 2007, the carrying value of financial instruments approximated fair value due to the short-term nature and maturity of these instruments.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

 Estimates

The financial statements are prepared on the basis of accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of December 31, 2007, and revenues and expenses for the period ended December 31, 2007, and cumulative from inception. Actual results could differ from those estimates made by management.

 Fiscal Year End

The Company has adopted a fiscal year end of December 31.

(2)	Development Stage Activities and Going Concern

Extreme is currently in the development stage, and the business plan of the Company is to establish franchises to market, use and sell coating products and equipment licensed from XIOM Corp. Initial activities of Extreme through December 31, 2007, include organization and incorporation, target market identification, marketing plans, entering into a licensing agreement, and other capital formation activities.

While the management of Extreme believes that the Company will be successful in its capital formation and operating activities, there can be no assurance that it will be able to raise additional equity capital, or be able to generate sufficient revenues to sustain its operations. Extreme also intends to conduct additional capital formation activities through the issuance of its common stock to establish sufficient working capital and to commence operations.

The accompanying financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America, which contemplate continuation of Extreme as a going concern. Extreme has incurred an operating loss since inception and the cash resources of the Company are insufficient to meet its planned business objectives. These and other factors raise substantial doubt about Extreme’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

(3)	Master License Agreement

On October 25, 2006, the Company entered into a Master License Agreement (the “License Agreement”) with XIOM Corp. (“XIOM”), a related party Delaware corporation. XIOM develops, manufacturers, markets, and sells certain products, including spray-on coating materials and equipment. Through the License Agreement, the Company is granted the exclusive right to establish franchises, sell franchise rights, and assign certain rights to franchisees in the contiguous states of the United States of America. The License Agreement expires in the year 2026. The Company has the option to extend the License Agreement for 10 successive three-year periods. The cost of obtaining the License Agreement amounted to $49,502, and is being amortized over a period of 19.6 years. The Company issued 4,511,926 shares (post forward stock split) of its common stock, valued at $26,923 in exchange for the License Agreement, and incurred $25,000 in legal fees.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

(4)	Asset Purchase Agreement

On March 5, 2007, the Company entered into a non-binding Letter of Intent with SABA Contracting, Inc. (“SABA”), an unrelated New York corporation, to purchase certain construction equipment and vehicles (the “SABA Equipment”) for $360,000. Under the terms of the Letter of Intent, the parties agreed that the transaction was to be evidenced by a written Purchase and Sale of Equipment Agreement (the “Asset Purchase Agreement”) which was to be signed at the closing of the transaction. In order to complete the acquisition of the SABA Equipment, the Company obtained a term loan from Central Bank FSB, of Nicholasville, KY in the amount of $400,000 (see Note 6). The Company, in good faith, provided proceeds of $360,000 from the bank loan to SABA before the closing of the transaction which was used to pay off SABA’s equipment-related debt of $60,000, and purchase the SABA Equipment. The Company also advanced an additional $18,200 to SABA in connection with the transaction, and SABA agreed to provide the funds to pay three payments on the Bank Loan totaling $25,519. The parties were not able to evidence the transaction under the terms of the Letter of Intent with an Asset Purchase Agreement, and the transaction was never closed. The Company is seeking to obtain clear title to the SABA Equipment for the purpose of selling the equipment to recover sufficient funds to repay the bank loan. There can be no assurance that the Company will be successful in either obtaining clear title to the SABA Equipment, or selling the SABA Equipment for a sufficient amount to fully repay the bank loan. As of December 31, 2007, the Company wrote off $356,801 related to the transaction which is reflected as other expense in the accompanying statements of operations.

(5)	Related Party Transactions

As of December 31, 2007, the Company owed to two stockholders $27,280 for various working capital loans received during the period. The loans are unsecured, non-interest bearing, and have no terms for repayment.

As stated in Note 3, the Company issued 4,511,926 shares (post forward stock split) of common stock to XIOM Corp in exchange for the Master License Agreement valued at $26,923. XIOM is a stockholder of the Company, and its Chief Executive Officer is a guarantor on the Bank loan of the Company, and a Director of the Company. Further, 146,785 shares of XIOM common stock owned by this Director have been pledge as collateral on the Bank loan of the Company.

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Bluegrass Mobile Powder Coatings, LLC for cash of $25,000. Bluegrass Mobile Powder Coatings, LLC is owned by a Director and officer of the Company. This same Director and officer is a guarantor on the Bank loan of the Company.

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Keystone Capital Resources, LLC for cash of $25,000. Keystone Capital Resources, LLC is owned by a Director of the Company. This same Director is a guarantor on the Bank loan of the Company.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

(6)	Long-term Debt and Leases

Leases:

The Company currently has an operating lease commitment for office space with an unrelated party for the period of 12 months. The operating lease period was from February 1, 2007, through January 31, 2008, at an annual lease obligation of $9,000. In 2008, the Company extended the lease agreement for an additional 12 months.

Long-term Debt:

The Company obtained a bank loan for $400,000 on April 17, 2007, used $360,000 of the proceeds from the loan to fund the acquisition of the SABA Equipment. The bank loan has the following terms:

2008
Bank loan, monthly payments through
April 17, 2012; interest at 8.50% per
annum; secured	$355,786
355,786
Less - Current portion	(71,280)
Long-term portion	$284,506

Collateral for the loan consists of all assets of the Company (including the SABA Equipment), 146,785 shares of common stock of XIOM Corp. (a related party), and personal guarantees from Messrs. Charles Woodward, Andrew Mazzone, and James Zimbler (who also represent entities that are stockholders of the Company).

Future minimum long-term debt payments required are as follows:

Year ending December 31,	Amount

2008	$71,280
2009	77,581
2010	84,438
2011	91,902
2012	30,585

Total	$355,786

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

(7)	Common Stock

The Company is authorized to issue 20,000,000 shares of $0.001 par value common stock. All common stock shares have equal voting rights, are non-assessable, and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the Directors of the Company.

Effective February 2, 2007, the Company issued 4,511,926 shares (post forward stock split) of common stock in exchange for a licensing agreement with XIOM Corp. (see Note 3) valued at $26,923.

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Bluegrass Mobile Powder Coatings, LLC for cash of $25,000. Bluegrass Mobile Powder Coatings, LLC is owned by a Director and officer of the Company (see Note 5).

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Keystone Capital Resources, LLC for cash of $25,000. Keystone Capital Resources, LLC is owned by a Director of the Company (see Note 5).

As of December 31, 2007, the Company had three stockholders. The stockholders and their respective ownership interests (post forward stock split) in the Company are presented below:

	Name of	Common
Stockholder	Principal Officer	Shares
XIOM Corp.	Andrew Mazzone	4,511,926
Bluegrass Mobile Powder Coatings, LLC	Charles Woodward	4,189,646
Keystone Capital Resources, LLC	James Zimbler	4,189,646

In addition, the accompanying financial statements reflect the change from a limited liability company to a corporation, which was effected on January 25, 2008. This change in entity has been treated as a recapitalization of the financial statements with the historical financial statements of A&C Coatings, LLC being brought over at their historical basis. Expenses of the recapitalization have been expensed as incurred.

In September of 2008, the Company amended its Certificate of Incorporation to increase the authorized capital to 20,000,000 shares of common stock, par value $0.001 per share.

In September of 2008, the Company effected a 12,891.218-for-1 forward stock split of its issued and outstanding common stock to the holders of record as of September 16, 2008. The accompanying financial statements have been retroactively restated to reflect the forward stock split.

In September of 2008, the Company issued a total of 613,867 shares of common stock (post forward stock split) to two third-party attorneys who provided legal services and assistance with required SEC filings.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

In September of 2008, Falcon Media Services, Ltd., a United Kingdom private limited company (“Falcon”), and the stockholders of Extreme Mobile Coatings, Inc., entered into a Share Exchange Agreement (the “Exchange Agreement”) pursuant to which the stockholders of Extreme exchanged all of the outstanding shares of Extreme common stock (13,505,085 shares - post forward stock split) for an aggregate of 13,505,085 ordinary shares of Falcon. As a result of the Share Exchange, Extreme became a wholly owned subsidiary of Falcon.

(8)	Recent Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Liabilities” (“SFAS No. 159”), which permits entities to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity would report unrealized gains and losses on items for which the fair value option had been elected in earnings at each subsequent reporting date. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earrings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The decision about whether to elect the fair value option is applied instrument by instrument, with a few exceptions; the decision is irrevocable; and it is applied only to entire instruments and not to portions of instruments. The statement requires disclosures that facilitate comparisons (a) between entities that choose different measurement attributes for similar assets and liabilities and (b) between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year provided the entity also elects to apply the provisions of SFAS No. 157. Upon implementation, an entity shall report the effect of the first re-measurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. Since the provisions of SFAS No. 159 are applied prospectively, any potential impact will depend on the instruments selected for fair value measurement at the time of implementation. The management of Extreme is of the opinion that the adoption of this new pronouncement will not have an impact on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” (“SFAS No. 160”), which establishes accounting and reporting standards to improve the relevance, comparability, and transparency of financial information in its consolidated financial statements. This is accomplished by requiring all entities, except not-for-profit organizations, that prepare consolidated financial statements to:

a)
clearly identify, label, and present ownership interests in subsidiaries held by parties other than the parent in the consolidated statement of financial position within equity, but separate from the parent’s equity;

b)	clearly identify and present both the parent’s and the noncontrolling’s interest attributable consolidated net income on the face of the consolidated statement of income;
c)
consistently account for changes in parent’s ownership interest while the parent retains it controlling financial interest in subsidiary and for all transactions that are economically similar to be accounted for similarly;

d)	measure of any gain, loss, or retained noncontrolling equity at fair value after a subsidiary is deconsolidated; and
e)	provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

This statement also clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years and interim periods on or after December 15, 2008. The management of Extreme does not expect the adoption of this pronouncement to have a material impact on its financial statements.

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement 133” (“SFAS No. 161”). SFAS No. 161 enhances required disclosures regarding derivatives and hedging activities, including enhanced disclosures regarding how: (a) an entity uses derivative instruments; (b) derivative instruments and related hedged items are accounted for under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”; and (c) derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. Specifically, SFAS No. 161 requires:

●	Disclosure of the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation;
●	Disclosure of the fair values of derivative instruments and their gains and losses in a tabular format;
●	Disclosure of information about credit-risk-related contingent features; and
●	Cross-reference from the derivative footnote to other footnotes in which derivative-related information is disclosed.

SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Earlier application is encouraged. The management of Extreme does not expect the adoption of this pronouncement to have a material impact on its financial statements.

In May 2008, the FASB issued FASB Statement No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS No. 162”). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States of America. The sources of accounting principles that are generally accepted are categorized in descending order as follows:

a)
FASB Statements of Financial Accounting Standards and Interpretations, FASB Statement 133 Implementation Issues, FASB Staff Positions, and American Institute of Certified Public Accountants (AICPA) Accounting Research Bulletins and Accounting Principles Board Opinions that are not superseded by actions of the FASB.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

b)	FASB Technical Bulletins and, if cleared by the FASB, AICPA Industry Audit and Accounting Guides and Statements of Position.

c)
AICPA Accounting Standards Executive Committee Practice Bulletins that have been cleared by the FASB, consensus positions of the FASB Emerging Issues Task Force (EITF), and the Topics discussed in Appendix D of EITF Abstracts (EITF D-Topics).

d)
Implementation guides (Q&As) published by the FASB staff, AICPA Accounting Interpretations, AICPA Industry Audit and Accounting Guides and Statements of Position not cleared by the FASB, and practices that are widely recognized and prevalent either generally or in the industry.

SFAS No. 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendment to its authoritative literature. It is only effective for nongovernmental entities; therefore, the GAAP hierarchy will remain in SAS 69 for state and local governmental entities and federal governmental entities. The management of Extreme does not expect the adoption of this pronouncement to have a material impact on its financial statements.

(9)	Subsequent Events

On March 1, 2008, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Scott R. Hamann, MD, Phd (“Mr. Hamann”). Mr. Hamann shall provide services to the Company in connection with introducing the Company to public and healthcare facilities as well as other healthcare providers. In addition, Mr. Hamann will establish and recruit members for a “Scientific Advisory Board” for the Company. The term of the agreement is three years. For the first 12-month period commencing on the effective date, the Company will pay Mr. Hamann 2% of the net revenues received by the Company. In addition, for the second 12-month period from the effective date, the Company will continue to pay 2% of net revenues, and an additional 1% of net revenues from customers introduced to the Company by Mr. Hamann. Regardless of the net revenues generated, the Company will pay Mr. Hamann $250 per hour for consulting services rendered, with a minimum guarantee of four hours per month.

On April 28, 2008, Extreme entered into a promissory note (the “Note”) with XIOM, a stockholder of the Company. Per the terms of the Note, Extreme may borrow up to $150,000 from XIOM, at an interest rate of 5.0%. An initial repayment of $35,000 under the Note was due on June 28, 2008, but was not paid by the Company. The remaining amount of the Note is to be repaid by the Company by April 28, 2009. As of September 12, 2008, the Company had borrowed $108,500 from XIOM under the terms of the Note.

In September of 2008, the Company amended its Certificate of Incorporation to increase the authorized capital to 20,000,000 shares of common stock, par value $0.001 per share.

In September of 2008, the Company effected a 12,891.218-for-1 forward stock split of its issued and outstanding common stock to the holders of record as of September 16, 2008. The accompanying financial statements have been retroactively restated to reflect the forward stock split.

In January 2008, the Company entered into an operating lease agreement with an unrelated party for office space in the state of New York. The lease period is from January 15, 2008, through January 14, 2010, at an annual lease obligation of $19,980. The lease agreement also required that the Company place a security deposit of $3,330 with the lessor.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

In September of 2008, the Company issued a total of 613,867 shares of common stock (post forward stock split) to two third-party attorneys who provided legal services and assistance with required SEC filings.

In September of 2008, Falcon Media Services, Ltd., a United Kingdom private limited company (“Falcon”), and the stockholders of Extreme Mobile Coatings, Inc., entered into the Exchange Agreement pursuant to which the stockholders of Extreme exchanged all of the outstanding shares of Extreme common stock (13,505,085 shares post forward stock split) for an aggregate of 13,505,085 ordinary shares of Falcon. As a result of the Share Exchange, Extreme became a wholly owned subsidiary of Falcon.